Exhibit 13.1

Compañía de Minas Buenaventura S.A.A.
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(18 U.S.C. Section 1350)

Pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sections 1350(a) and (b)), the undersigned hereby certifies as follows:

1.	I am the Chief Executive Officer of Compañía de Minas Buenaventura S.A.A. (the “Company”).

2.
(A) The Company’s Annual Report on Form 20-F for the year ended December 31, 2007 accompanying this Certification, in the form filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) of the United States Securities Exchange Act of 1934 (the “Exchange Act”); and

(B) The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 15, 2008

/S/ ROQUE BENAVIDES GANOZA
Roque Benavides Ganoza
Chief Executive Officer